                                                                          [LOGO]

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                      ADVANTUS MONEY MARKET FUND

                                                                  MARCH 31, 1997

                           [GRAPHIC]

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     4

STATEMENT OF ASSETS AND LIABILITIES           7

STATEMENT OF OPERATIONS                       8

STATEMENTS OF CHANGES IN NET ASSETS           9

NOTES TO FINANCIAL STATEMENTS                10

SHAREHOLDER SERVICES                         13

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money
Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and liquidity. The Fund plans to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.
INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE

The Advantus Money Market Fund's seven day compound yield was 4.60 percent* as of March 31, 1997. For the six month period ending March 31, 1997, the Fund returned 2.25 percent.*

Money market interest rates increased slightly during the quarter as the Federal Reserve raised the Fed Funds target rate by 25 basis points in March. During the past six months, the yield on the three month U.S. Treasury Bill increased 28 basis points to yield 5.31 percent. The six month U.S. Treasury Bill also ended the period 28 basis points higher to yield 5.53 percent on March 31, 1997.

PORTFOLIO RECAP

This was the Federal Reserve's first move to change interest rates since the 25 basis cut in rates back in January 1996. Alan Greenspan billed the March 1997 rate hike as a preemptive strike against potential future inflation. Fixed income investors expected the Fed to make this move and short term interest rates had already crept 25 basis points higher prior to the announcement.

In the Advantus Money Market Fund, the average days to maturity was 40 days at quarter end, 13 days shorter than the average taxable money market fund. The shorter average days to maturity allows the portfolio to be more responsive to changes in interest rates. This is a positive attribute in a rising rate environment. Also, the Fund's maturities are evenly distributed between 2 and 102 days, thus minimizing any reinvestment risk.

The Advantus Money Market Fund invests exclusively in U.S. Treasury Bills, U.S. agencies, and high quality commercial paper to maintain both excellent liquidity and quality. Corporate commercial paper, because of its yield advantage, is the primary asset class used. It accounted for 97 percent of the Fund's assets at the end of the period.

OUTLOOK

Short-term interest rates should continue to be relatively stable with an upward bias until mid-year. The Federal Reserve is closely monitoring economic growth and inflation and could potentially tighten credit again if the economic fundamentals dictate. The economy will continue to grow at a moderate pace in the upcoming quarters and inflation should remain around three percent. With money market yields in the low to mid five percent range and inflation at three percent, money market funds will likely offer investors an attractive return on their investment.

                                                                  ADVANTUS MONEY
                                                                     MARKET FUND
                                                                  MARCH 31, 1997

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NUMBER OF DAYS
10/1/96                  39
10/8/96                  39
10/15/96                 34
10/22/96                 38
10/29/96                 41
11/5/96                  39
11/12/96                 34
11/19/96                 45
11/26/96                 43
12/3/96                  41
12/10/96                 48
12/17/96                 48
12/24/96                 50
12/31/96                 47
1/7/97                   43
1/14/97                  46
1/21/97                  40
1/28/97                  38
2/4/97                   35
2/11/97                  38
2/18/97                  37
2/25/97                  36
3/4/97                   41
3/11/97                  38
3/18/97                  40
3/25/97                  44
4/1/97

                          SEVEN-DAY COMPOUNDED YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PERCENTAGE
10/1/96          4.65%
10/8/96          4.67%
10/15/96         4.63%
10/22/96         4.60%
10/29/96         4.62%
11/5/96          4.58%
11/12/96         4.60%
11/19/96         4.59%
11/26/96         4.61%
12/3/96          4.58%
12/10/96         4.61%
12/17/96         4.57%
12/24/96         4.60%
12/31/96         4.61%
1/7/97           4.54%
1/14/97          4.60%
1/21/97          4.57%
1/28/97          4.59%
2/4/97           4.61%
2/11/97          4.59%
2/18/97          4.59%
2/25/97          4.54%
3/4/97           4.52%
3/11/97          4.58%
3/18/97          4.58%
3/25/97          4.63%
4/1/97

The seven-day compounded yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
MARCH 31, 1997
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                              -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.4%)
$  965,000  Federal Home Loan Mortgage Discount Note...............    5.71%  07/01/97  $   951,313
   405,000  U.S. Treasury Bill.....................................    5.24%  05/22/97      402,005
   345,000  U.S. Treasury Bill.....................................    5.36%  06/19/97      340,998
                                                                                        -----------
            Total U.S. government and agency obligations (cost: $1,694,316)...........    1,694,316
                                                                                        -----------
COMMERCIAL PAPER (95.3%)
  CAPITAL GOODS (9.0%)
    Electronics (4.1%)
 2,100,000  Xerox Corporation......................................    5.48%  06/09/97    2,078,195
                                                                                        -----------
    Pollution Control (4.9%)
   285,000  WMX Technology (c).....................................    5.45%  05/06/97      283,481
   330,000  WMX Technology (c).....................................    5.71%  05/06/97      328,152
 1,835,000  WMX Technology (c).....................................    5.45%  04/11/97    1,832,017
                                                                                        -----------
                                                                                          2,443,650
                                                                                        -----------
  BASIC INDUSTRIES (2.7%)
    Chemicals (2.7%)
 1,365,000  Du Pont................................................    5.35%  05/20/97    1,355,123
                                                                                        -----------
  CONSUMER STAPLES (32.8%)
    Drugs (8.8%)
 2,400,000  American Home Products (c).............................    5.42%  04/10/97    2,396,467
   190,000  Schering Corporation...................................    5.34%  04/02/97      189,945
   835,000  Schering Corporation...................................    5.44%  04/08/97      834,022
 1,000,000  Schering Corporation...................................    5.46%  05/13/97      993,729
                                                                                        -----------
                                                                                          4,414,163
                                                                                        -----------
    Food (13.6%)
 1,610,000  Cargill Inc............................................    5.41%  04/07/97    1,608,350
 2,435,000  Anheuser-Busch.........................................    5.44%  04/18/97    2,428,498
   625,000  Archer Daniels Midland.................................    5.44%  05/09/97      621,405
   235,000  Cargill Inc............................................    5.39%  04/16/97      234,449
   205,000  Coca-Cola..............................................    5.45%  06/09/97      202,883
 1,740,000  CPC International Inc (c)..............................    5.42%  05/05/97    1,731,068
                                                                                        -----------
                                                                                          6,826,653
                                                                                        -----------
    Management (4.8%)
   690,000  PHH Corporation........................................    5.38%  04/07/97      689,293
 1,475,000  PHH Corporation........................................    5.37%  04/08/97    1,473,276
   275,000  PHH Corporation........................................    5.40%  04/22/97      274,113
                                                                                        -----------
                                                                                          2,436,682
                                                                                        -----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                              -----------
  CONSUMER STAPLES--CONTINUED
    Media (4.7%)
$2,400,000  McGraw-Hill Company....................................    5.57%  07/11/97  $ 2,363,280
                                                                                        -----------
    Printing and Publishing (.9%)
   435,000  R.R. Donnelly and Sons Company.........................    5.43%  04/14/97      434,103
                                                                                        -----------
  CREDIT SENSITIVE (2.7%)
    Hardware and Tools (2.7%)
   150,000  Stanley Works..........................................    5.37%  04/22/97      149,519
 1,210,000  Stanley Works..........................................    5.37%  04/22/97    1,206,118
                                                                                        -----------
                                                                                          1,355,637
                                                                                        -----------
  ENERGY (1.0%)
    Oil and Gas Production (1.0%)
   500,000  Atlantic Richfield.....................................    5.43%  04/16/97      498,824
                                                                                        -----------
  FINANCIAL (22.0%)
    Auto Finance (6.5%)
 1,145,000  Ford Motor Credit......................................    5.43%  04/22/97    1,141,292
 2,160,000  GMAC...................................................    5.49%  04/03/97    2,159,037
                                                                                        -----------
                                                                                          3,300,329
                                                                                        -----------
    Commercial Finance (15.5%)
 1,740,000  Ciesco Limited Partnership.............................    5.41%  05/14/97    1,728,793
 1,230,000  Pitney Bowes...........................................    5.50%  06/18/97    1,215,559
 1,060,000  Pitney Bowes...........................................    5.58%  06/18/97    1,047,369
 1,325,000  GE Capital Corporation.................................    5.49%  04/28/97    1,319,497
 2,530,000  SBC Community..........................................    5.53%  06/09/97    2,503,484
                                                                                        -----------
                                                                                          7,814,702
                                                                                        -----------
  UTILITIES (25.1%)
    Electric (9.3%)
 1,915,000  Alabama Power..........................................    5.38%  04/30/97    1,906,622
 1,000,000  Baltimore Gas and Electric.............................    5.58%  05/19/97      992,582
 1,785,000  Carolina Power and Light...............................    5.41%  04/25/97    1,778,430
                                                                                        -----------
                                                                                          4,677,634
                                                                                        -----------
    Telephones (15.8%)
   945,000  Ameritech..............................................    5.35%  04/23/97      941,842
 2,500,000  AT&T Corporation.......................................    5.34%  05/23/97    2,480,861
 2,200,000  Bellsouth Telephone....................................    5.41%  05/27/97    2,181,643

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                              -----------
  UTILITIES--CONTINUED
$2,346,000  Bellsouth Telephone....................................    5.42%  05/28/97  $ 2,326,043
                                                                                        -----------
                                                                                          7,930,389
                                                                                        -----------
            Total commercial paper (cost: $47,929,364)................................   47,929,364
                                                                                        -----------
            Total investments in securities (cost: $49,623,680) (b)...................  $49,623,680
                                                                                        -----------
                                                                                        -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at March 31, 1997.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

                                  ASSETS
Investment in securities, at value--see accompanying
 schedule for detailed listing (identified cost:
 $49,623,680)...............................................  $ 49,623,680
Cash in bank on demand deposit..............................       497,445
Receivable for Fund shares sold.............................       550,590
                                                              ------------
    Total assets............................................    50,671,715
                                                              ------------
                               LIABILITIES
Payable for Fund shares redeemed............................       325,856
Payable to Adviser..........................................        35,037
                                                              ------------
    Total liabilities.......................................       360,893
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 50,310,822
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares of $.01 par
   value; outstanding, 50,310,822 shares....................  $    503,108
  Additional paid-in capital................................    49,807,714
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 50,310,822
                                                              ------------
                                                              ------------
Net asset value per share...................................  $       1.00
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
(UNAUDITED)

Investment income:
  Interest..................................................  $ 1,263,735
                                                              -----------
Expenses (note 3):
  Investment advisory fee...................................      118,188
  Distribution fees.........................................       70,913
  Transfer Agent fees and expenses..........................       64,263
  Administrative services fee...............................       18,000
  Custodian fees............................................        7,726
  Auditing and accounting services..........................        7,295
  Legal fees................................................        1,759
  Directors' fees...........................................          619
  Registration fees.........................................       21,376
  Printing and shareholder reports..........................       22,958
  Insurance.................................................        3,148
  Other.....................................................        8,383
                                                              -----------
      Total expenses........................................      344,628
  Less fees and expenses waived or absorbed:
    Distribution fees.......................................      (70,913)
    Other fund expenses.....................................      (72,796)
                                                              -----------
      Total fees and expenses waived or absorbed............     (143,709)
                                                              -----------
      Total net expenses....................................      200,919
                                                              -----------
      Investment income--net................................    1,062,816
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,062,816
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                               AND YEAR ENDED SEPTEMBER 30, 1996
                                                                     (UNAUDITED)

                                                        1997            1996
                                                    -------------   -------------
Operations:
  Investment income--net..........................  $   1,062,816   $   1,837,286
                                                    -------------   -------------
    Increase in net assets resulting from
     operations...................................      1,062,816       1,837,286
                                                    -------------   -------------
Distributions to shareholders from net investment
 income...........................................     (1,062,816)     (1,837,286)
                                                    -------------   -------------
Capital share transactions, at a constant net
 asset value of $1.00:
  Proceeds from sales.............................     47,573,737      78,484,028
  Proceeds from issuance of shares as a result of
   reinvested dividends...........................      1,051,874       1,821,788
  Payments for redemption of shares...............    (42,267,450)    (72,459,754)
                                                    -------------   -------------
    Increase in net assets from capital share
     transactions.................................      6,358,161       7,846,062
                                                    -------------   -------------
    Total increase in net assets..................      6,358,161       7,846,062
Net assets at beginning of period.................     43,952,661      36,106,599
                                                    -------------   -------------
Net assets at end of period.......................  $  50,310,822   $  43,952,661
                                                    -------------   -------------
                                                    -------------   -------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
(UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995, shareholders of the Fund approved a name change to Advantus Money Market Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995, the Fund was known as MIMLIC Money Market Fund, Inc.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS

    For the period from October 1, 1996 to March 31, 1997, purchases of securities and proceeds from sales aggregated $134,331,823 and $127,912,531, respectively.

                                                      ADVANTUS MONEY MARKET FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. MIMLIC Sales is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,000 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period from October 1, 1996 to March 31, 1997, Advantus Capital voluntarily agreed to absorb $72,796 in expenses which were otherwise payable by the Fund.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own 15,846,265 shares or 31.5 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,759.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                    PERIOD FROM                            PERIOD FROM
                                                    OCTOBER 1,          YEAR ENDED         NOVEMBER 1,      YEAR ENDED OCTOBER
                                                      1996 TO          SEPTEMBER 30,         1993 TO                31,
                                                     MARCH 31,      -------------------   SEPTEMBER 30,     -------------------
                                                       1997           1996     1995(a)       1994(b)          1993       1992
                                                    -----------     --------   --------   -------------     --------   --------
Net asset value, beginning of period..............  $ 1.000         $  1.000   $  1.000      $ 1.000        $  1.000   $  1.000
                                                    -----------     --------   --------   -------------     --------   --------
Income from investment operations:
  Net investment income...........................     .022             .046       .049         .027            .025       .033
                                                    -----------     --------   --------   -------------     --------   --------
    Total from investment operations..............     .022             .046       .049         .027            .025       .033
                                                    -----------     --------   --------   -------------     --------   --------
Less distributions:
  Dividends from net investment income............    (.022)           (.046)     (.049)       (.027)          (.025)     (.033)
                                                    -----------     --------   --------   -------------     --------   --------
    Total distributions...........................    (.022)           (.046)     (.049)       (.027)          (.025)     (.033)
                                                    -----------     --------   --------   -------------     --------   --------
Net asset value, end of period....................  $ 1.000         $  1.000   $  1.000      $ 1.000        $  1.000   $  1.000
                                                    -----------     --------   --------   -------------     --------   --------
                                                    -----------     --------   --------   -------------     --------   --------
Total return (c)..................................      2.3%(g)          4.7%       5.0%         2.7%(d)         2.5%       3.4%
Net assets, end of period (in thousands)..........  $50,311         $ 43,953   $ 36,107      $25,719        $ 23,106   $ 23,136
Ratio of expenses to average daily net assets
 (e)..............................................      .85%(f)          .85%       .85%         .85%(f)         .85%       .85%
Ratio of net investment income to average daily
 net assets (e)...................................     4.50%(f)         4.64%      4.93%        2.95%(f)        2.45%      3.35%

---------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $143,709, $261,733, $240,231, $222,862, $210,392 and $224,636 in expenses for the period from October 1, 1996 to March 31, 1997, the years ended September 30, 1996 and 1995, the period ended September 30, 1994, and the years ended October 31, 1993 and 1992, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.46%, 1.51%, 1.66%, 1.86%, 1.74% and 1.59%, respectively, and the investment income to average daily net assets would have been 3.89%, 3.98%, 4.12%, 1.94%, 1.56% and 2.61%, respectively.
(f) Adjusted to an annual basis.
(g) Total return is presented for the period from October 1, 1996 to March 31, 1997.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank.

Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]

                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48642 5/97